UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 13, 2006

CORPORATE OFFICE PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-14023	23-2947217
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

6711 Columbia Gateway Drive, Suite 300
Columbia, Maryland 21046
(Address of principal executive offices)

(410) 730-9092
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On July 13, 2006, Corporate Office Properties Trust (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Wachovia Capital Markets, LLC, A.G. Edwards & Sons, Inc., RBC Dain Rauscher Inc., Stifel, Nicolaus & Company, Incorporated and Robert W. Baird & Co. Incorporated and the other underwriters named therein (collectively, the “Underwriters”) in connection with an underwritten public offering by the Company of 3,000,000 shares of its 7.625% Series J Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share, at a price of $25.00 per share (the “Firm Shares”). The Company has also granted to the Underwriters an option to purchase up to 450,000 additional Firm Shares (collectively with the “Firm Shares,” the “Shares”) to cover over-allotments, if any.

The sale of the Firm Shares will result in gross proceeds, before underwriters’ discounts and commissions and transaction costs to the Company of $75.00 million.  The Shares that are being offered and sold have been registered under a Registration Statement on Form S-3 (File No. 333-108785) relating to the registration of the Shares and certain other securities of the Company, filed by the Company with the United States Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), as filed by the Company with the Commission under the Securities Act on September 22, 2003 and as supplemented by Registration Statement on Form S-3 (File No.333-135738) as filed by the Company with the Commission under the Securities Act on July 13, 2006.

The Company incorporates herewith the description of the terms of the Shares as set forth in the Articles Supplementary to its Declaration of Trust filed with the State of Maryland on July 18, 2006 amending the Declaration of Trust to designate and authorize the issuance of Shares.

The underwriting agreement is attached hereto as Exhibit 1.1.

Item 9.01               Financial Statements and Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement dated July 13, 2006, by and among Corporate Office Properties Trust, Corporate Office Properties, L.P. and the Underwriters named therein.

4.1	Articles Supplementary relating to the Company’s 7.625% Series J Cumulative Preferred Redeemable Shares of Beneficial Interest

12.1	Statement Regarding Computation of Ratios

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 19, 2006

CORPORATE OFFICE PROPERTIES TRUST

By:	/s/ Roger A. Waesche, Jr.
Name:	Roger A. Waesche, Jr.
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title
1.1	Underwriting Agreement dated July 13, 2006, by and among Corporate Office Properties Trust, Corporate Office Properties, L.P. and the Underwriters named therein.

4.1	Articles Supplementary relating to the Company’s 7.625% Series J Cumulative Preferred Redeemable Shares of Beneficial Interest

12.1	Statement Regarding Computation of Ratios